UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 200549-1004


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):

                               September 17, 2003

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                                    KSW, INC.
                                    ---------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-27290                 11-3191686
----------------------------     ------------------------     ----------------
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


               37-16 23rd Street, Long Island City, New York 11101
                    (Address of principal executive offices)


                                 (718) 361-6500
               Registrant's telephone number, including area code

Item 4.    Changes in Registrant's Certifying Accountant.

On September 17, 2003, KSW, Inc. (the "Company") dismissed the firm of Rosen Seymour Shapss Martin & Company LLP ("Rosen Seymour") as its independent accountants. Rosen Seymour had served as the Company's independent accountants beginning September 30, 2002.

The decision to dismiss Rosen Seymour was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

During the year ended December 31, 2002, and the subsequent interim period, there were no disagreements between the Company and Rosen Seymour on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Rosen Seymour's satisfaction, would have caused Rosen Seymour to make reference to the subject matter of the disagreement in connection with its report.

The audit report of Rosen Seymour on the Company's consolidated financial statements as of and for the year ended December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principle.

None of the "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K occurred within the year ended December 31, 2002, or within the subsequent interim period.

Rosen Seymour has furnished to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Rosen Seymour agrees with the statements made by the Company herein. A copy of such letter, dated September 19, 2003, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company's Audit Committee, on September 18, 2003, engaged Marden Harrison & Kreuter, CPA's P.C. ("Marden Harrison") as its principal independent public accountants.

During the year ended December 31, 2002, and the subsequent interim period, neither the Company nor anyone on its behalf consulted with Marden Harrison regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. During the year ended December 31, 2001, Marden Harrison acted as the Company's principal independent accountants and the Company consulted Marden Harrison accordingly.



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
Item 7.    Financial Statements Pro Forma Financial Information and Exhibits

(c)        Exhibits

16.1 Letter from Rosen Seymour Shapss, Martin & Company, LLP, dated September 19, 2003, to the Securities Exchange Commission stating whether or not it agrees with the statements made by the Company in
           Item 4 of this Current Report on Form 8-K.



























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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KSW, INC.
                                             (Registrant)

Date: September 19, 2003                     By:  /s/ Floyd Warkol
                                                  -----------------------------
                                                  Floyd Warkol
                                                  Chief Executive Officer



















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
                                INDEX TO EXHIBITS
                           CURRENT REPORT ON FORM 8-K


Exhibit No.:        Description
------------        -----------

16.1 Letter from Rosen Seymour Shapss, Martin & Company, LLP, dated September 19, 2003, to the Securities Exchange Commission stating whether or not it agrees with the statements made by the Company in Item 4 of this Current Report on Form 8-K.

























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